COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 17 — COMMITMENTS AND CONTINGENCIES

Lease commitments

Micronet’s lease expires in June 2013, subject to our option to extend the term for two additional years until June 2015, and has a current annual base rent, before reimbursable operating expenses, of approximately $130 per year including property management fee. Enertec’s properties consist of leased combined office and manufacturing facilities used for sales, support, research and development, manufacturing, and our headquarters (management and administrative personnel) and located in Karmiel. Annual rent are approximately $200 per year. The lease term expires in June 2021, subject to two five-year extension options and early termination provision after five years, which we hold.

At December 31, 2012, total minimum cars and lease rentals under non-cancelable operating leases with an initial or remaining lease term of one year or more are as follows:

Year Ended December 31,	Amount
2013	$325
2014	390
2015	340
2016	$259
Guarantees and Liens

Our bank loans are primarily secured by a pledge of the Micronet shares we hold through Enertec, which were previously pledged to UTA but were released in connection with the partial repayment. In addition, our other subsidiaries provided a guarantee of Enertec Electronic’s obligations under the loan documents.

Also, pursuant to the Amended and Restated Note and Warrant Purchase Agreement, the Company has created a pledge on all of the shares of capital stock of Enertec Electronics (fully owned by the Company) and granted, as additional security in favor of UTA, a security interest in and lien on any and all accounts receivable, contracts, chattel paper, equipment and all other assets of the Company. Each of the Company’s subsidiaries entered into a security agreement guaranteeing all of the Company’s obligations toward UTA under the above agreement including a floating charge (second degree) after a senior floating charge for the benefit of First International Bank of Israel Bank on Enertec Systems’ assets, and agreed to certain other restrictions.

Legal proceedings

We are not subject to any pending or threatened legal proceedings, nor is our property the subject of a pending or threatened legal proceeding. None of our directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

Covenants

Enertec has covenanted under certain bank loans that (i) its shareholders’ equity according to its financial statements will not be below 18,000 NIS, and (ii) its shareholders’ equity will not be lower than 30% of the total liabilities on its balance sheet. Enertec Electronics has also covenanted under a certain bank loan that (i) Micronet’s equity will not be lower than 25,000 NIS (approximately $6,500), (ii) Micronet’s cash level will not be lower than 5,000 NIS (approximately $1,300), and (iii) Micronet will maintain a financial debt to EBITDA ratio not to exceed 2:1. As of December 31, 2012 all of the bank covenants were met.